UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

December 11, 2017

Date of report (date of earliest event reported)

BORQS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001- 37593	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Tower A, Building B23, Universal Business Park No. 10 Jiuxianqiao Road Chaoyang District, Beijing, 100015 China
(Address of Principal Executive Offices)

(86) 10-5975-6336

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 11, 2017, Borqs Technologies, Inc. (“Borqs” or the “Company”) received written notification from The NASDAQ Stock Market LLC indicating that the Nasdaq Hearings Panel (the “Panel”) had granted the Company’s request for the continued listing of its ordinary shares on The Nasdaq Capital Market, subject to the Company providing an update to the Panel regarding the status of its efforts to evidence compliance with the minimum 300 round lot shareholder requirement on or before February 14, 2018, and evidencing full compliance with that requirement by no later than April 10, 2018. The Panel also advised the Company that it had determined to delist the Company’s warrants from Nasdaq, effective with the open of business on Wednesday, December 13, 2017, at which time the warrants will be eligible to trade on the OTC Markets system.

As previously reported, on October 12, 2017, the Company received formal notice from the Nasdaq Listing Qualifications Staff that, based upon the Company’s non-compliance with Nasdaq Listing Rules 5505(a)(3) and 5515(a)(4), which required the Company to evidence a minimum of 300 and 400 round lot holders of its ordinary shares and warrants, respectively, at the time of its listing on Nasdaq, the Staff had determined to delist the Company’s securities unless the Company timely requested a hearing before the Panel. The Company thereafter attended a hearing before the Panel, at which it requested the continued listing of its ordinary shares on Nasdaq pursuant to an extension of time to evidence compliance with the applicable round lot shareholder requirement, through April 10, 2018.

The Company is taking definitive action to timely evidence compliance with the terms of the Panel’s decision; however, there can be no assurance that the Company will be able to do so.

On December 13, 2017, the Company issued a press release relating to the matters described above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Borqs Technologies, Inc. Press Release dated December 13, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORQS TECHNOLOGIES, INC.

/s/ Anthony K. Chan
Anthony K. Chan
Chief Financial Officer

Date: December 13, 2017

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